                            ZENIX INCOME FUND INC.
                               125 BROAD STREET
                              NEW YORK, NY 10004

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                  June 28, 2004

TO THE SHAREHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Zenix Income Fund Inc. (the "Fund") will be held at Citigroup Center, 153 E. 53rd Street, New York, New York 10022, at 3:00 p.m., New York time, on Tuesday, July 27, 2004, for the following purposes:

      (1) To elect eight (8) Directors to the Board of Directors (Proposal 1);

      (2) To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

   The close of business on June 7, 2004 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the meeting and any adjournments thereof.

   This notice and related proxy material are first being mailed on or about June 28, 2004.

                               By order of the Board of Directors,

                               Robert I. Frenkel
                               Secretary

                               -----------------

   Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the Meeting, we ask that you please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            Registration                             Valid Signature
            ------------                             ---------------
 Corporate Accounts
 ------------------
  (1)  ABC Corp............................ ABC Corp. (by John Doe, Treasurer)
  (2)  ABC Corp............................ John Doe, Treasurer
  (3)  ABC Corp.,..........................
          c/o John Doe Treasurer........... John Doe
  (4)  ABC Corp. Profit Sharing Plan....... John Doe, Trustee

 Trust Accounts
 --------------
  (1)  ABC Trust........................... Jane B. Doe, Trustee
  (2)  Jane B. Doe, Trustee,...............
          u/t/d 12/28/78................... Jane B. Doe

 Custodian or Estate Accounts
 ----------------------------
  (1)  John B. Smith, Cust.,...............
          f/b/o John B. Smith, Jr.
          UGMA............................. John B. Smith
  (2)  John B. Smith....................... John B. Smith, Jr., Executor

                            ZENIX INCOME FUND INC.
                               125 BROAD STREET
                              NEW YORK, NY 10004
                                1-888-735-6507

                               -----------------

                        ANNUAL MEETING OF SHAREHOLDERS

                                 July 27, 2004

                               -----------------

                                PROXY STATEMENT

   This proxy statement (the "Proxy Statement") is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of the Fund for use at the Annual Meeting of Shareholders to be held at Citigroup Center, 153 E. 53rd Street, 14th floor Conference Center, New York, New York 10022, on Tuesday, July 27, 2004 at 3:00 p.m., New York time, and at any adjournments thereof. A Notice of the Meeting and a proxy card (the "Proxy") accompany this Proxy Statement.

   Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers, directors or employees of the Fund, its investment adviser, Smith Barney Fund Management, LLC ("SBFM"), Citigroup Global Markets Inc. ("CGM", an affiliate of the Fund's investment adviser, or PFPC Inc. ("PFPC"), the Fund's transfer agent. CGM is located at 388 Greenwich Street, New York, NY 10013. SBFM is located at 399 Park Avenue, New York, NY 10022. PFPC is located at 4400 Computer Drive, Westboro, Massachusetts 01581. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of PFPC for its services in soliciting Proxies and
(d) supplementary solicitations to submit Proxies will be borne by the Fund and are expected to be approximately $18,000.

   The Fund's annual report containing audited financial statements for the fiscal year ended March 31, 2004 has previously been furnished to all shareholders of the Fund. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund toll-free at 1-888-735-6507. The annual report is not to be regarded as proxy-soliciting material. This Proxy Statement and form of Proxy are first being mailed to shareholders on or about June 28, 2004.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by proxies will be voted "FOR" all the proposals. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the Fund's address prior to the date of the Meeting.

   A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

   The Board knows of no business other than that specifically mentioned in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

   The Fund has two classes of shares: common shares which have a par value of $.01 per share (the "Common Shares"), and auction rate cumulative preferred shares, which have a par value of $.01 per share and a liquidation preference in the amount of $25,000 per share (the "Preferred Shares," and collectively with the Common Shares, the "Shares"). On the record date, there were 18,325,618.873 Common Shares and 1,400 Preferred Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

   In order that your Shares may be represented, you are requested to:

   --indicate your instructions on the Proxy;
   --date and sign the Proxy;
   --mail the Proxy promptly in the enclosed envelope; and --allow sufficient time for the Proxy to be received before the commencement of the Meeting on July 27, 2004 or any subsequent date to which the Meeting is adjourned.

                                  PROPOSAL 1
                   TO ELECT EIGHT (8) DIRECTORS OF THE FUND

   The first proposal to be submitted at the Meeting by the Fund will be the election of eight (8) Directors of the Fund, each to hold office for such term set forth below and until his successor is elected and qualified.

   Under the terms of the Fund's Charter, the holders of Preferred Shares are entitled as a class, to the exclusion of the holders of Common Shares, to elect two Directors of the Fund. William R. Hutchinson and Robert A. Frankel have been nominated by the Fund's Board for election by holders of Preferred Shares. The Fund's Charter further provides that the holders of the Fund's Common Shares are entitled as a class, to the exclusion of holders of Preferred Shares, to elect two Directors of the Fund. Allan J. Bloostein and Dwight B. Crane have been nominated by the Fund's Board for election by holders of the Fund's Common Shares. The Fund's Charter provides that the remaining nominees shall be elected by holders of Common and Preferred Shares voting together as a single class.

   Unless authority is withheld, it is the intention of the persons named in the Proxy to vote the Proxy "FOR" the election of the nominees named above. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the Proxy will be voted for any other person determined by the persons named in the Proxy in accordance with their judgment.

   The following table sets forth certain information regarding the nominees for election to the Board of the Fund and the officers of the Fund.

                  Persons Nominated for Election as Directors

                                                                                    Number of
                                                                                   Portfolios
                                                   Term of                           in Fund
                                                   Office                            Complex
                                                     and          Principal         Overseen
                                    Position(s)    Length       Occupation(s)      by Director      Other
                                     Held with     of Time         During          (including   Directorships
Name, Address and Age                  Fund        Served       Past 5 Years        the Fund)  Held by Director
---------------------            ----------------- ------- ----------------------- ----------- -----------------
Non-Interested Directors:
Allan J. Bloostein+.............     Director       Since  President, Allan J.          34     Director of
27 West 67th Street                                 1992   Bloostein Associates                Taubman Centers,
New York, NY 10023                                         (Consultant)                        Inc. (retail
Age 74                                                                                         shopping centers)

Dwight B. Crane+................     Director       Since  Professor, Harvard           51     None
Harvard Business School                             1988   Business School
Soldiers Field Road
Morgan Hall #375
Boston, MA 02163
Age 66

Paolo M. Cucchi+................     Director       Since  Vice President and            7     None
Drew University                                     2001   Dean of College of
108 Brothers College                                       Liberal Arts at Drew
Madison, NJ 07940                                          University
Age 62

Robert A. Frankel+..............     Director       Since  Managing Partner,            24     None
1961 Deergrass Way                                  1994   Robert A. Frankel
Carlsbad, CA 92009                                         Management
Age 76                                                     Consultants

Paul Hardin+....................     Director       Since  Chancellor Emeritus          34     None
12083 Morehead                                      2001   and Professor of Law
Chapel Hill, NC 27514                                      at the University of
Age 72                                                     North Carolina at
                                                           Chapel Hill

William R. Hutchinson+..........     Director       Since  President, WR                42     Director,
535 N. Michigan                                     1995   Hutchinson &                        Associated Bank;
Suite 1012                                                 Associates, Inc.                    Director,
Chicago, IL 60611                                          (Consultant)                        Associated
Age 61                                                                                         Banc-Corp.

George M. Pavia+................     Director       Since  Senior Partner, Pavia         7     None
600 Madison Avenue                                  2001   & Harcourt
New York, NY 10022                                         (Attorneys)
Age 76

Interested Director:
Jay Gerken*+.................... President, Chief   Since  Managing Director,          221     None
Citigroup Asset Management       Executive Officer  2002   CGM; Chairman,
 ("CAM")                         and Chairman of           President and Chief
399 Park Avenue                  the Board                 Executive Officer of
New York, NY 10022                                         SBFM, Travelers
Age: 53                                                    Investment Adviser,
                                                           Inc. ("TIA") and Citi
                                                           Fund Management
                                                           Inc. ("CFM");
                                                           formerly portfolio
                                                           manager, Smith
                                                           Barney Growth and
                                                           Income Fund (1994-
                                                           2000) and Smith
                                                           Barney Allocation
                                                           Series Inc. (1996-2001)

--------
*An "interested person" of the Fund, as defined in the Investment Company Act of 1940 ("1940 Act"), because he is a Managing Director of CGM, which is an affiliate of SBFM, the Fund's Investment Manager.
+Director, trustee and/or general partner of other investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act") with which CGM is affiliated.

                        Principal Officers of the Fund

                             Position(s)       Term of Office and Length     Principal Occupation(s)
Name, Address and Age       Held with Fund         of Time Served**            During Past 5 Years
---------------------    --------------------- ------------------------- --------------------------------
Officers:
Andrew B. Shoup......... Senior Vice President        Since 2003         Director of CAM; Senior Vice
CAM                      and Chief                                       President and Chief
125 Broad Street         Administrative                                  Administrative Officer of
11th Floor               Officer                                         mutual funds associated with
New York, NY 10004                                                       Citigroup Inc. ("Citigroup");
Age: 47                                                                  Treasurer of certain mutual
                                                                         funds associated with
                                                                         Citigroup; Head of
                                                                         International Funds
                                                                         Administration of CAM (from
                                                                         2001 to 2003); Director of
                                                                         Global Funds Administration of
                                                                         CAM (from 2000 to 2001);
                                                                         Head of U.S. Citibank Funds
                                                                         Administration of CAM (from
                                                                         1998 to 2000).

Robert Brault........... Chief Financial              Since 2004         Director of CGM; Chief
CAM                      Officer and Treasurer                           Financial Officer and Treasurer
125 Broad Street                                                         of certain mutual funds
11th Floor                                                               associated with Citigroup;
New York, NY 10004                                                       Director of Internal Control for
Age 38                                                                   CAM U.S. Mutual Fund
                                                                         Administration (from 2002 to
                                                                         2004); Director of Project
                                                                         Management & Information
                                                                         Systems for CAM U.S. Mutual
                                                                         Fund Administration (from
                                                                         2000 to 2002); Vice President
                                                                         of Mutual Fund Administration
                                                                         at Investors Capital Services
                                                                         (from 1999 to 2000).

Beth A. Semmel, CFA..... Vice President and           Since 2002         Managing Director of Salomon
CAM                      Investment Officer                              Brothers Asset Management
399 Park Avenue                                                          Inc ("SBAM") and investment
4th Floor                                                                officer of certain other
New York, NY 10022                                                       investment companies
Age 44                                                                   associated with Citigroup.

Peter J. Wilby, CFA..... Vice President and           Since 2002         Managing Director of SBAM
CAM                      Investment Officer                              and investment officer of
399 Park Avenue                                                          certain other investment
4th Floor                                                                companies associated with
New York, NY 10022                                                       Citigroup.
Age 45

Kaprel Ozsolak.......... Controller                   Since 2002         Vice President of CGM;
CAM                                                                      Controller of certain mutual
125 Broad Street                                                         funds associated with
11th Floor                                                               Citigroup.
New York, NY 10004
Age 38

Robert I. Frenkel....... Secretary                    Since 2003         Managing Director and General
CAM                                                                      Counsel of Global Mutual
300 First Stamford Place                                                 Funds for CAM and its
Stamford, CT 06902                                                       predecessor (since 1994);
Age: 48                                                                  Secretary of CFM; Secretary
                                                                         and Chief Legal Officer of
                                                                         mutual funds associated with
                                                                         Citigroup.

--------
**The Fund's executive officers are chosen each year at the first meeting of the Board of the Fund following the Meeting, to hold office until the meeting of the Board following the next Meeting and until their respective successors are duly elected and qualified.

   The following table provides information concerning the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the SBFM Family of Investment Companies (as defined below) beneficially owned by each Director as of December 31, 2003.

                                                 Aggregate Dollar Range
                                                  of Equity Securities
                                                      in All Funds
                                                      Overseen by
                               Dollar Range of      Director in SBFM
                              Equity Securities   Family of Investment
        Name of Nominee       in the Fund*(1)(2)    Companies*(1)(3)
        ---------------       ------------------ ----------------------
        Allan J. Bloostein            B                    E
        Dwight B. Crane               B                    D
        Paolo M. Cucchi               A                    B
        Robert A. Frankel             B                    C
        Jay Gerken                    B                    E
        Paul Hardin                   B                    E
        William R. Hutchinson         B                    E
        George M. Pavia               A                    A

--------
* The dollar ranges are as follows: "A" = none; "B" = $1--$10,000; "C" = $10,001--$50,000; "D" = $50,001--$100,000; "E" = over $100,000.
(1)This information has been furnished by each Director as of December 31, 2003. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 ("1934 Act").
(2)The Fund's Directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities as of the record date.
(3)"Family of Investment Companies" means those registered investment companies that share an investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

   Under the federal securities laws, the Fund is required to provide to shareholders, for each nominee for election as Director of the Fund who is not an "interested person" as defined in the 1940 Act, each "non-interested" Director and his or her immediate family members, information as to each class of securities owned beneficially or of record in SBFM or a person or entity (other than a Fund) directly or indirectly controlling, controlled by or under common control with SBFM. SBFM is an indirect wholly-owned subsidiary of Citigroup Inc. As of December 31, 2003, as reported to the Fund, none of the nominees for election as Director who are not "interested persons" of the Fund, none of the "non-interested" Directors and none of their immediate family members owned beneficially or of record securities issued by Citigroup Inc.

   During the fiscal year ended March 31, 2004, each Director who was not a director, officer, partner, co-partner or employee of CGM, or any affiliate thereof, received $5,000 per annum plus $500 per in-person Board meeting and $100 per telephonic Board meeting. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $9,402 were paid to such Directors by the Fund during the year ended December 31, 2003.

   Under the federal securities laws, the Fund is required to provide to shareholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBFM. The following table provides information concerning the compensation paid to each Director during the fiscal year ended March 31, 2004. All officers of the Fund are employees of and are compensated by CGM. None of the Fund's executive officers or Directors who are also officers or directors of CGM received any compensation from the Fund for such period. The Fund does not provide any pension or retirement benefits to Directors, although it does offer Directors who have served the Fund for at least 10 years and have reached at least the age of 70, but not more than 80, to be emeritus directors for a period of up to 10 years at fees of one-half the fees paid to a Director. During the Fund's last fiscal year, compensation paid by the Fund to Directors Emeriti totaled $4,500.

                                                      Total Compensation
                                       Aggregate        From Fund and
                                     Compensation     Fund Complex Paid
                                       From Fund         to Directors
                                  for the fiscal year    for the year
        Name of Director             ended 3/31/04      ended 12/31/03
        ----------------          ------------------- ------------------
        Non-Interested Directors:
          Allan J. Bloostein            $6,250             $126,600
          Dwight B. Crane                5,950              168,875
          Paolo M. Cucchi                6,250               50,400
          Robert A. Frankel              6,850               83,900
          Paul Hardin                    6,250              128,775
          William R. Hutchinson          6,250              114,600
          George M. Pavia                6,250               51,625
        Interested Director:
          R. Jay Gerken                      0                    0

   During the fiscal year ended March 31, 2004, the Board convened four times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director. The Fund does not have a formal policy regarding attendance by Directors at annual meetings but may consider one in the future.

   The Fund has a separately designated standing Audit Committee. The Fund's Audit Committee is composed of all Directors who are not "interested persons" of the Fund, SBFM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange ("NYSE") listing standards, namely Messrs. Bloostein, Crane, Frankel, Hardin, Hutchinson and Pavia. The principal functions of the Audit Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund's independent auditors, and (iv) the performance of the

Fund's internal audit functions and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors; and (d) prepare the report required to be prepared by the Audit Committee pursuant to SEC rules for inclusion in the Annual Proxy Statement. This Committee met three times during the fiscal year ended March 31, 2004. The Fund adopted an Amended and Restated Audit Committee Charter at a meeting held on February 11, 2004, a copy of which is attached to this Proxy Statement as Annex A.

   The Fund has a separately designated standing Nominating Committee. The Nominating Committee, the principal function of which is to select and nominate candidates for election or appointment by the Board as Directors of the Fund, is currently composed of Messrs. Bloostein, Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the NYSE listing standards are members of the Nominating Committee. The Nominating Committee may consider nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Nominating Committee met once during the Fund's fiscal year ended March 31, 2004. The Fund adopted a Nominating Committee Charter at a meeting held on February 11, 2004, a copy of which is attached to this Proxy Statement as Annex B.

   The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

  . whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

  . whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

  . whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

  . whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

  . the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

  .  the character and integrity of the person; and

  . whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

                         Report of the Audit Committee

   The Audit Committee reports that at a meeting of the Audit Committee on May 18, 2004, the Audit Committee (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls, and (iii) received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the auditor's independence.

   Based on review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended March 31, 2004.

       Submitted by the Audit Committee of the Fund's Board of Directors

   Allan J. Bloostein
   Dwight B. Crane
   Paolo M. Cucchi
   Robert A. Frankel
   Paul Hardin
   William R. Hutchison
   George M. Pavia

                        Independent Public Accountants

   At a meeting held on May 27, 2004, the Audit Committee approved the selection of KPMG for the fiscal year ending March 31, 2005. KPMG has informed the Fund that it has no material direct or indirect financial interest in the Fund.

   No representative of KPMG will be available at the Meeting to answer questions, although KPMG has been given an opportunity to make a statement.

   Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal years ended March 31, 2003 and 2004 were $33,000 and $34,000, respectively.

   Audit-Related Fees. Fees for services related to the audit of the Fund's financial statements rendered by KPMG for the fiscal years ended March 31, 2003 and 2004 were $0 and $0, respectively.

   Tax Fees. Fees for services rendered by KPMG for tax compliance for the fiscal years ended March 31, 2003 and 2004 were $2,800 and $3,000, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely tax qualification review and tax distribution and analysis planning rendered by KPMG to the Fund.

   All Other Fees. There were no other fees billed to KPMG for services rendered to the Fund for the last two fiscal years.

   Pre-Approval Policies and Procedures. The Audit Committee Charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

   The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

   Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

   There were no services rendered by KPMG to the Fund for which the pre-approval requirement was waived.

   Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund, the Manager and Covered Service Providers for the years ended December 31, 2003 and December 31, 2004 were $100,000 and $1.2 million, respectively.

   The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service

Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund, the Manager or Covered Service Providers that were required to be pre-approved were pre-approved as required.

                                 Required Vote

   Proposal 1 requires for approval the affirmative vote of a majority of votes cast at the Meeting with a quorum present, in person or by proxy, by the shareholders of the Fund voting on the matter. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on Proposal 1.

   The Board of Directors, including the "non-interested" Directors, recommends that the shareholders vote "FOR" the Fund's nominees for Director.

                            ADDITIONAL INFORMATION

                               Beneficial Owners

   As of the Record Date, to the knowledge of the Fund and the Board, no single person or "group" (as that term is used in section 13(d) of the 1934 Act), beneficially owned more than 5% of the outstanding Common Shares or Preferred Shares of the Fund, except as set forth below. As of the Record Date, Cede & Co., as nominee of The Depository Trust Company, was the record holder of 16,336,369.899 Common Shares and 1,400 Preferred Shares, or 89.15% of the Fund's outstanding Common Shares and 100% of its outstanding Preferred Shares, respectively.

   The following persons beneficially held more than 5% of the Preferred Shares of the Fund as of the record date:

                                           Number of
     Name and Address of Holder      Preferred Shares Held Percent of Class
     --------------------------      --------------------- ----------------
     Softbank Broadband Investments           404               28.86%
     Attn: Kristin Laguerre
     1188 Center Street
     Newton Center, MA 02459

     Consumer Enegy Company                    99                7.07%
     One Energy Plaza
     Jackson, MI 49201

     Lynx Partners LP                          80                5.71%
     4844 Portobello Court
     Columbia, SC 29206

     NPTEST Holding Corp.                      80                5.71%
     Attn: Jack Sexton
     150 Baytech Drive
     San Jose, CA 95134

     Peoples Gaslight Coke Co                  80                5.71%
     Financial Shareholders Services
     130 East Randolph Drive
     Chicago, IL 60601

            Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and Directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file reports of ownership with the

Securities and Exchange Commission, the NYSE and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended March 31, 2004, all filing requirements applicable to such persons were met.

                                 OTHER MATTERS

   The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their judgment on such matters.

   All proxies received will be voted in favor of all proposals, unless otherwise directed therein.

          SHAREHOLDER PROPOSALS AND OTHER SHAREHOLDER COMMUNICATIONS

   Shareholder proposals intended to be presented at the 2005 Annual Meeting of Shareholders of the Fund must be received by March 12, 2005 to be included in the proxy statement and form of proxy relating to that meeting as the Fund expects that the 2005 Annual Meeting of Shareholders will be held in July of 2005. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included.

   The persons named as proxies for the 2005 Annual Meeting of Shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by May 28, 2005, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing shareholder proposals.

   The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting

Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Citigroup Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

   The CCO may be contacted at:

   Citigroup Asset Management
   Compliance Department
   399 Park Avenue, 4th Floor
   New York, NY 10022

   Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

   The Fund's Audit Committee Chair may be contacted at:

   Zenix Income Fund Inc.
   Audit Committee Chair
   Robert A. Frankel
   1961 Deergrass Way
   Carlsbad, CA 92009

   A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund, Robert I. Frenkel, 300 First Stamford Place, 4th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

   It is important that proxies be returned promptly. Shareholders who do not expect to attend the Meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

                              By Order of the Board of Directors

                              Robert I. Frenkel
                              Secretary

June 28, 2004

                                                                        ANNEX A

                            AUDIT COMMITTEE CHARTER

                 AMENDED AND RESTATED AS OF FEBRUARY 11, 2004

ESTABLISHMENT AND PURPOSE

   This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements
(iii) the qualifications and independence of the Fund's independent auditors and (iv) the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

DUTIES AND RESPONSIBILITIES

   The Fund's independent auditors are accountable to the Committee.

   The Committee shall:

    1. Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

    2. Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

    3. Approve (a) all audit and permissible non-audit services/1/ to be provided to the Fund and (b) all permissible non-audit services to be provided by


--------------------------------------------------------------------------------
/1/ The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

    4. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

    5. Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

    6. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

    7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management's response, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

    8. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.
--------------------------------------------------------------------------------
   permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
   (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

   Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity

    9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

    10.For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

    11.For each closed-end Fund, obtain and review a report by the Fund's independent auditors describing (i) the auditing firm's internal quality- control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor's independence) all relationships between the independent auditor and the Fund.


--------------------------------------------------------------------------------
   controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

    12.For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

    13.For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent auditors.

    14.For each closed-end Fund, discuss with management and the Fund's independent auditors the Fund's audited and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

    15.For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

    16.For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

   The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

COMPOSITION

   The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange's Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under of the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

   The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, counsel to the Independent Board Members, the Adviser, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund's independent auditors outside the presence of the Fund's and the Adviser's officers and employees. The Committee will also meet periodically with the Fund's management outside the presence of the Fund's independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

   One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

   The Chairperson shall report regularly to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

   The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

   In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

   This Charter may be amended by a vote of a majority of the Board members.

                                                                     Appendix A

                Citigroup Investments Corporate Loan Fund Inc.*

                      Managed High Income Portfolio Inc.*

                      Managed Municipals Portfolio Inc.*

                       Municipal High Income Fund Inc.*

                         Real Estate Income Fund Inc.*

                        SB Adjustable Rate Income Fund

                            Zenix Income Fund Inc.*


* Closed-end Fund. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                                                                        ANNEX B

                         NOMINATING COMMITTEE CHARTER

ORGANIZATION

   The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a "Fund" and together, the "Funds") shall be composed solely of Directors who are not "interested persons" of the Fund as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") and, with respect to those Funds listed on the New York Stock Exchange, who are "independent" as defined in the New York Stock Exchange listing standards ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

RESPONSIBILITIES

   The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

   In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:


  . whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;


  . whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;


  . whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

  . whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

  . the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;


  .  the character and integrity of the person; and


  . whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

   While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

QUORUM

   A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

   After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the Board for its consideration.

MEETINGS

   The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 11, 2004

                                                                     Appendix A

                Citigroup Investments Corporate Loan Fund Inc.
                      Managed High Income Portfolio Inc.
                       Managed Municipals Portfolio Inc.
                        Municipal High Income Fund Inc.
                         Real Estate Income Fund Inc.
                        SB Adjustable Rate Income Fund
                            Zenix Income Fund Inc.

                                      PROXY

                             ZENIX INCOME FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of Common Shares of Zenix Income Fund Inc., (the "Fund") a Maryland corporation, hereby appoints R. Jay Gerken and Robert M. Nelson attorneys and proxies for the undersigned with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Shares of the Fund. The undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Citigroup Center, 153 E. 53rd Street, 14th Floor Conference Center, New York, New York on July 27, 2004 at 3:00 p.m., and any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated June 28, 2004 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in persons or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxies previously given.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                                 SIDE
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[X] Please mark
    votes as in
    this example.

The Board of Directors recommends a vote "FOR" the following proposal. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of each nominee as director. Please refer to the Proxy Statement for a discussion of the proposal.

1.   ELECTION OF DIRECTORS
     Nominees: (01) Dwight B. Crane, (02) Allan J. Bloostein,
               (03) Paolo M. Cucchi, (04) R. Jay Gerken, (05) Paul Hardin and (06) George M. Pavia.

                         FOR   WITHHOLD
                         [ ]     [ ]

               [ ]
                   --------------------------------------
                   For all nominees except as noted above

                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

                         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                         NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.



Signature:                                Date:                Signature:                               Date:
           ------------------------------       --------------            -----------------------------       ---------

                                      PROXY

                             ZENIX INCOME FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of shares of Auction Rate Cumulative Preferred Shares ("Preferred Shares") of Zenix Income Fund Inc. (the "Fund") a Maryland corporation, hereby appoints R. Jay Gerken and Robert M. Nelson attorneys and proxies for the undersigned with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Shares of the Fund. The undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Citigroup Center, 153 E. 53rd Street, 14th Floor Conference Center, New York, New York on July 27, 2004 at 3:00 p.m., and any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated June 28, 2004 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in persons or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxies previously given.

-----------                                                          -----------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

[X] Please mark
    votes as in
    this example.

This proxy, if properly executed will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS. Please refer to the Proxy Statement for a discussion of the Proposal.

1.   ELECTION OF DIRECTORS.
     Nominees: (01) Robert A. Frankel, (02) William R. Hutchinson,
               (03) Paolo M. Cucchi, (04) R. Jay Gerken, (05) Paul Hardin and (06) George M. Pavia.

                         FOR   WITHHOLD
                         [ ]      [ ]

               [ ]
                   --------------------------------------
                   For all nominees except as noted above

                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

                         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                         NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.



Signature:                        Date:                  Signature:                        Date:
           ----------------------       ----------------            ----------------------       ----------------